UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2020

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

In light of recent developments, Santander Consumer USA Holdings Inc. (the “Company”, “we” and “us”) is supplementing its risk factors contained in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 27, 2020 (the “Form 10-K”). The following risk factor should be read in conjunction with the risk factors described in the Form 10-K.

The current outbreak of a novel strain of coronavirus, or COVID-19, has materially impacted our business, and the continuance of this pandemic or any future outbreak of any other highly contagious diseases or other public health emergency, could materially and adversely impact our business, financial condition, liquidity and results of operations.

An outbreak of a novel strain of coronavirus (“COVID-19”) first reported in China in December 2019 has now spread throughout the world, including in the United States. The outbreak has been declared a public health emergency of international concern by the World Health Organization, and the president of the United States has made a declaration that the COVID-19 outbreak in the United States constitutes a national emergency. As of the date hereof, a significant number of countries and the majority of state governments have also made emergency declarations related to the outbreak, and have attempted to slow community spread of the virus by providing social distancing guidelines, issuing stay-at-home orders and mandating the closure of certain non-essential businesses.

The actions taken by authorities, however, may not be sufficient to mitigate the spread of COVID-19. Further, these actions are not always coordinated or consistent across jurisdictions but, in general, have been rapidly expanding in scope and intensity and have caused economic hardship in the jurisdictions in which they have been implemented. For example, in many jurisdictions, automotive dealers have been required to temporarily close or restrict their operations. Further, even for dealerships that have remained open, consumer demand has deteriorated rapidly. As a result, we have recently experienced a significant decline in our origination of auto loans and leases. Further, this significant decline in origination volume may adversely affect our ability to meet the key performance metrics under our agreement with FCA US LLC, the U.S. subsidiary of Fiat Chrysler Automobiles (“FCA”). This decline in volume may be exacerbated because FCA announced in March 2020 that it has suspended production of new vehicles at certain facilities across Europe and North America, which may reduce the availability of new vehicles for FCA dealers after dealerships re-open or consumer demand increases.

In March 2020, we announced that we were providing additional support to customers, employees, and communities during the COVID-19 pandemic and revised our servicing practices to increase the maximum number of permitted monthly payment extensions, grant waivers for late charges and provide lease extensions. Unlike the regional impact of natural disasters, such as hurricanes, the COVID-19 outbreak is impacting obligors nationwide and is expected to have a materially more significant impact on the performance of our auto loan and auto lease portfolio than even the most severe historical natural disaster. We have experienced a sharp increase in requests for extensions and modifications related to COVID-19 nationwide and a significant number of such extensions and modifications have been granted. Further, we have temporarily suspended—and may continue to temporarily suspend—involuntary repossessions although we may elect to re-initiate involuntary repossessions at any time. These customer support programs may negatively impact our financial performance and other results of operations in the near term and, if the number of customers experiencing hardship related directly or indirectly to the outbreak of COVID-19 increases or if our customer support programs are not effective in mitigating the effect of COVID-19 on our customers, our business and results of operations may be materially and adversely affected over a longer period of time.

Further, government or regulatory authorities could also enact laws, regulations, executive orders or other guidance that allow obligors to forgo making scheduled payments for some period of time, require modifications to the receivables (e.g., waiving accrued interest), preclude creditors from exercising certain rights or taking certain actions with respect to collateral, including repossession or liquidation of the financed vehicles, or mandate limited operations or temporary closures of the Company or our vendors as “non-essential businesses” or otherwise. If significant portions of our or our vendors’ workforces are unable to work effectively as a result of the COVID-19 pandemic, including because of illness, stay-at-home orders, facility closures or ineffective remote work arrangements, there may be servicing disruptions, which could result in reduced collection effectiveness or our ability to operate our business and satisfy our obligations under our third-party servicing agreements.

We rely upon our ability to sell securities in the asset backed securities market and upon our ability to access various credit facilities to fund our operations. Global credit and financial markets have recently experienced, and may continue to experience, significant disruption and volatility. Governmental and regulatory authorities have recently implemented fiscal and monetary policies and initiatives to mitigate the effects of the pandemic on the economy and individual businesses and households. However, these governmental and regulatory actions may not be successful in mitigating the adverse economic effects of COVID-19. Sustained adverse economic effects from the pandemic may also result in downgrades in our credit ratings or adversely affect the interest rate environment. If our access to funding is reduced or if our costs to obtain such funding significantly increases, our business, financial condition and results of operations could be materially and adversely affected.

Due to the evolving nature of the pandemic, we are currently unable to estimate the adverse impact of COVID-19 on our business, financial condition, liquidity and results of operations. A sustained economic slowdown as a result of the pandemic could result in declines in new and used vehicle sales and downward pressure on used vehicle values, which could materially adversely affect our origination of auto loans and leases and the performance of our existing loans and leases. The pandemic may also cause us to experience lower originations and higher credit losses in our lending portfolio, reduced access to funding or significantly increased costs of funding, impairment of our goodwill and other financial assets and other materially adverse impacts on our business, financial condition, liquidity and results of operations.

*****

As stated in the risk factor above, given our inability to estimate the impact of COVID-19 on our business, financial condition, liquidity and results of operations, we are withdrawing all prior guidance at this time. We will not issue any further guidance until we can ascertain the full impact of COVID-19 on our business, financial condition, liquidity and results of operations.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates”, “believes”, “can”, “could”, “may”, “predicts”, “potential”, “should”, “will”, “estimates”, “plans”, “projects”, “continuing”, “ongoing”, “expects”, “intends”, and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, including the risk factors therein, which has been filed with the Securities and Exchange Commission and are available on the Company’s website (http://investors.santanderconsumerusa.com/investor-home/default.aspx) and on the Securities and Exchange Commission’s website (www.sec.gov), as well as the impacts of the COVID-19 pandemic on our business, financial condition, liquidity and results of operations, as noted in this Current Report on Form 8-K. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANTANDER CONSUMER USA HOLDINGS INC.

Date: April 10, 2020	By:	/s/ Christopher Pfirrman
Christopher Pfirrman
Chief Legal Officer